UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 22, 2023
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
135 Rennell Drive, 3rd Floor Fairfield, CT 06890
(Address of principal executive offices and zip code)
(203) 718-5960
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	NASDAQ Global Select Market
8.50% Senior Notes due 2026	GREEL	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 22, 2023, the Board of Directors (the Board”) of Greenidge Generation Holdings Inc. (the “Company” or “Greenidge Generation”) increased the size of the Board to 10 directors and appointed Jordan Kovler to fill the newly created directorship effective March 22, 2023.

Mr. Kovler co-founded a consulting and proxy advisory firm, Harkins, Kovler, Leventhal & Co., LLC doing business as HKL & Co., LLC, in 2016 and has served as a managing director of the firm since its founding. Since June 2022, he has also served as an advisor to the technology services company Genesis Block LLC. Prior to co-founding HKL& Co., LLC, he worked at D.F. King & Co., a proxy solicitation firm, in progressively senior roles, including as Senior Vice President.

Mr. Kovler holds a Bachelor of Arts degree from Trinity College in Hartford, Connecticut.

Mr. Kovler is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. He will receive compensation as an independent director in accordance with the Company’s non-employee director compensation practices (as described in “Director Compensation” in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 28, 2022.) In connection with joining the Board, Mr. Kovler entered into a Director and Officer Indemnification Agreement, in substantially the same form as the Company has previously filed with the Securities and Exchange Commission as Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 15, 2021.

On March 27, 2023, Greenidge issued a press release regarding Mr. Kovler’s appointment, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated March 27, 2023 issued by Greenidge Generation Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of March, 2023.

Greenidge Generation Holdings Inc.

By:	/s/ Robert Loughran
Name:	Robert Loughran
Title:	Chief Financial Officer